UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A

                       AMENDMENT TO APPLICATION ON REPORT
                  FILED PURSUANT TO SECTION 12, 13 AND 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934
                               BAB HOLDINGS, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                                 AMENDMENT NO. 2

The undersigned registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8-K (Date of Report: May 15, 1996), as amended by Form 8-K/A (Date of Report: July 12,
1996), as set forth herein.

                  Item 2:           Acquisition or Disposition of Assets

                  Item 7: Financial Statement, Pro Forma Financial Information and Exhibits

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                BAB HOLDINGS, INC.


Dated:  November 19, 1996       By: /s/ THEODORE P. NONCEK
                                    --------------------------------------------
                                    Theodore P. Noncek, Chief Financial Officer
                                    (Principal accounting and financial officer)


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         This Form 8-K/A is a second amendment to Form 8-K filed on May 15, 1996 concerning the acquisition on May 1, 1996 by BAB Operations, Inc., a wholly-owned subsidiary of BAB Holdings, Inc. (the "Registrant" or "Holdings") of substantially all of the assets of Bagels Unlimited, Inc. ("BUI"), a Wisconsin corporation. This amendment consists solely of the substitution of the audit report of Ernst & Young, LLP and the financial statements thereby reported upon for the fiscal year ended February 29, 1996 for the audit report of Muehl, Steffes & Krueger, S.C. (the "MSK Report") and the financial statements covered by such report for that period, and resulting changes to the pro forma financial statements of the combined entities. This amendment also includes a new report of Muehl, Steffes & Krueger covering solely the financial statements for the period ended February 28, 1995. The MSK Report was qualified as to an uncertainty in unreported revenue of BUI in the 1996 period but was, nonetheless, determined by the Registrant to be acceptable for filing on Form 8-K/A on July 12, 1996 based on the Registrant's erroneous determination (discovered to be erroneous in late October 1996) that BUI was not a "significant subsidiary" and therefore did not require audited financial statements.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         The following unaudited pro forma condensed financial information reflects the acquisition of BUI by Holdings as if it had occurred on December 1, 1994. The fiscal year pro forma information is based on the historical audited consolidated statement of operations of Holdings for the fiscal year ended November 30, 1995, and the statement of operations of BUI for its fiscal year ended February 29, 1996. The unaudited quarterly pro forma condensed financial information is based on the consolidated statement of operations of Holdings for the fiscal quarter ended February 29, 1996 and the statement of operations of BUI for the fiscal quarter ended February 29, 1996. This unaudited condensed pro forma financial information should be read in conjunction with the historical financial statements and footnotes thereto of Holdings which have been filed as part of Form 10-KSB for the fiscal year ended November 30, 1995, and Form 10-QSB for the fiscal quarter ended February 29, 1996, and in conjunction with the financial statements and footnotes of BUI for the fiscal year ended February 29, 1996 as filed in exhibit 10.27 below.

         This unaudited pro forma condensed financial information is not necessarily indicative of what the actual consolidated results of operations would have been if the acquisition of assets had been completed as set forth above, nor does it purport to represent the consolidated results of operations of Holdings for future periods.


                                           Historical          Historical                 Pro Forma
                                           ----------          ----------       ------------------------------
                                            Holdings              BUI
                                           ----------         ----------
                                           Year Ended         Year Ended
                                          November 30,       February 29,
                                             1995                1996           Adjustments       Consolidated
                                          -----------        -----------        -----------        -----------
Revenues .............................    $ 2,033,003        $ 2,776,415        $  (136,000)(1)    $ 4,673,418
Operating costs and expenses .........      2,453,581          2,855,792             18,183 (2)      5,201,369
                                                                                   (136,000)(1)
                                                                                     (6,854)(3)
                                                                                     16,667 (4)
                                          -----------        -----------        -----------        -----------
Loss from operations .................       (420,578)           (79,377)           (27,996)          (527,951)
Other expenses, net ..................         15,182             79,014            (79,123)(5)         15,073
                                          -----------        -----------        -----------        -----------
Net loss .............................       (435,760)          (158,391)            51,127           (543,024)
Preferred stock dividend accumulated .          4,000               --                 --                4,000
                                          -----------        -----------        -----------        -----------
Net loss attributable to
     common shareholders .............    $  (439,760)       $  (158,391)       $    51,127        $  (547,024)
                                          ===========        ===========        ===========        ===========

Net loss attributable to common share:
     Primary .........................    $     (0.13)                                             $     (0.16)
                                          ===========                                              ===========
     Fully diluted ...................    $     (0.12)                                             $     (0.15)
                                          ===========                                              ===========
Average number of shares used:
     Primary .........................      3,382,917(6)                             50,000 (7)      3,432,917
                                          ===========                           ===========        ===========
     Fully diluted ...................      3,560,256(6)                             50,000 (7)      3,610,256
                                          ===========                           ===========        ===========

See accompanying notes to pro forma condensed consolidated financial information.


                                                 Historical       Historical              Pro Forma
                                                 ----------       ----------     ----------------------------
                                                  Holdings           BUI
                                                 ----------       ----------
                                                Quarter Ended   Quarter Ended
                                                 February 29,    February 29,
                                                     1996            1996         Adjustments    Consolidated
                                               ---------------  --------------   ------------    ------------
Revenues ...............................    $   825,641        $   634,035        $   (34,000)(1)    $ 1,425,676
Operating costs and expenses ...........        845,945            713,948              4,546 (2)      1,532,892
                                                                                      (34,000)(1)
                                                                                       (1,714)(3)
                                                                                        4,167 (4)
                                            -----------        -----------        -----------        -----------
Loss from operations ...................        (20,304)           (79,913)            (6,999)          (107,216)
Other income (expenses), net ...........         99,116            (11,504)              --               87,612
                                            -----------        -----------        -----------        -----------
Net income (loss) attributable to
     common shareholders ...............    $    78,812        $   (91,417)       $    (6,999)       $   (19,604)
                                            ===========        ===========        ===========        ===========

Net income attributable to common share:
     Primary ...........................    $      0.01                                              $    --
                                            ===========                                              ===========
     Fully diluted .....................    $      0.01                                              $    --
                                            ===========                                              ===========
Average number of shares used:
     Primary ...........................      6,962,199(6)                             13,318 (7)      6,975,517
                                            ===========                           ===========        ===========
     Fully diluted .....................      6,995,825(6)                            (16,866)(7)      6,978,959
                                            ===========                           ===========        ===========

See accompanying notes to pro forma condensed consolidated financial information.


Notes to pro forma condensed consolidated financial information:

(1) Elimination of franchise royalty fee revenue of Holdings and expense of BUI.
(2) Amortization of goodwill over a 40-year period associated with the purchase of BUI by Holdings.
(3) Elimination of franchise fee amortization by BUI associated with initial franchise fees paid Holdings.
(4) Amortization of non-competition agreement over 6-year period.
(5) Elimination of interest expense of BUI as related debt is not assumed by the Company.
(6) Average number of shares reported have been adjusted to retroactively give effect of 50% stock split effected in the form of a dividend payable to shareholders of record of Holdings on April 12, 1996.
(7) Reflects the issuance of 50,000 shares of Holdings common stock as partial consideration for purchase. Quarterly amount further adjusted to recognize antidilutive impact of common stock equivalents under loss position in pro forma consoldiated financial information.


EXHIBITS

         The following exhibit is filed herewith.
Exhibit
  No.           Description of Exhibit
-------         ----------------------

10.27 Historical Financial Statements of Bagels Unlimited, Inc. for the periods ended February 29, 1996 and February 28, 1995, including Statements of Operations, Retained Earnings/ Accumulated Deficit and Cash Flows for the period August 11, 1993 (inception) through February 28, 1994.

INDEX
NUMBER          DESCRIPTION                                               PAGE #
------          -----------                                               ------
10.27           Historical Financial Statements of Bagels Unlimited, Inc.
                for the periods ended February 29, 1996 and February 28, 1995, including Statements of Operations, Retained
                Earnings/Accumulated Deficit and Cash Flows for the period
                August 11, 1993 (inception) through February 28, 1994.